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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    October 21, 1996





                         MARTIN MARIETTA MATERIALS, INC.
               (Exact name of registrant as specified in charter)


North Carolina                                                   56-1848578
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)



2710 Wycliff Road, Raleigh, North Carolina                27607-3033
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:
(919) 781-4550





                                [Not Applicable]
         (Former name or former address, if changed from last report)



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Item 5.  Other Events

Adoption of Stockholder Rights Plan

         On  October  15,  1996,  the  Board of  Directors  of  Martin
Marietta Materials, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of the Company's common stock, par value $.01 per share (the "Common Stock"), payable to stockholders of record at the close of business on October 21, 1996 (the "Record Date") and with respect to the Common Stock issued thereafter until the Distribution Date (defined below) and, in certain circumstances, with respect to the Common Stock issued after the Distribution Date. Each Right, when it becomes exercisable, generally entitles the registered holder to purchase from the Company a unit consisting initially of one one-thousandth of a share (a "Unit") of Junior Participating Class A Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company, at a Purchase Price of $100 per Unit, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"), dated as of October 21, 1996, between the Company and First Union National Bank of North Carolina, as Rights Agent.

         Initially, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate certificates evidencing the Rights ("Rights Certificates") will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten (10) days (or such later date as the Board of Directors shall determine) following public disclosure that a Person or group of affiliated or associated Persons has become an "Acquiring Person" (as defined below), or (ii) ten (10) business days (or such later date as the Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a Person or group becoming an "Acquiring Person". Except as set forth below, an "Acquiring Person" is a Person or group of affiliated or associated Persons who has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock. The term "Acquiring Person" excludes (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or any subsidiary of the Company, and (iv) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

         Until the occurrence of the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also

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         constitute the transfer of the Rights  associated with the Common
Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         As soon as practicable after the occurrence of the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except in certain circumstances specified in the Rights Agreement or as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

         The Rights are not exercisable until the occurrence of the Distribution Date and until the Rights no longer are redeemable. The Rights will expire at the close of business on October 21, 2006, unless extended or earlier redeemed by the Company as described below.

         In the event that, at any time following the Distribution Date, a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise of the Right, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void and nontransferable and any holder of any such right (including any purported transferee or subsequent holder) will be unable to exercise or transfer any such right. For example, at an exercise price of $100 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Triggering Event (as defined below) would entitle its holder to purchase $200 worth of Common Stock (or other consideration, as noted above) for $100. Assuming that the Common Stock had a per share value of $25 at such time, the holder of each valid Right would be entitled to purchase 8 (eight) shares of Common Stock for $100.

         In the event that, at any time following the date on which there has been public disclosure that, or of facts indicating that, a Person has become an Acquiring Person (the "Stock Acquisition Date"), (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation, or (ii) 50% or more of the Company's assets or earning power is sold, mortgaged or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter

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         have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the preceding paragraph are referred to as the "Triggering Events."

         The purchase price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments amount to at least 1% of the purchase price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

         Because of the nature of the Preferred  Stock's  dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to a quarterly dividend payment of 1000 times the dividend declared per share of Common Stock. In the event of liquidation, each share of Preferred Stock will be entitled to a $10.00 preference, and thereafter the holders of the shares of Preferred Stock will be entitled to an aggregate payment of 1000 times the aggregate payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the shares of Common Stock. These rights are
protected  by  customary   anti-dilution provisions.

         At any time until ten days following a Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price (the "Redemption Price") of $.01 per Right. The Redemption Price may be payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors. Following a Stock Acquisition Date, the redemption of any Rights must be approved by a majority of the Continuing Directors, and the Continuing Directors must constitute a majority of the directors then in office. Moreover, during the 120-day period immediately following a change in a majority of the Board of

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         Directors  as a result of a proxy or consent  solicitation,  the
Rights may only be redeemed if approved by a majority of the Directors then in office who were in office at the commencement of such proxy or consent solicitation. A "Continuing Director" is (i) any Person who on the Record Date was a member of the Board of Directors, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative or nominee of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The redemption of the Rights may be made effective at such time and on such terms and conditions as the Board of Directors in its sole discretion may establish. Immediately following the action of the Board of Directors effecting the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         At any time after the Rights become exercisable for Common Stock or other consideration of the Company, the Board of Directors may exchange the Rights, in whole or in part, at an exchange ratio of one share of Common Stock, and/or equity securities deemed to have the same value as one share of Common Stock, per Right, subject to adjustment.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

         Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by resolution of the Company's Board of Directors prior to the Distribution Date; provided that, following a Stock Acquisition Date, such resolution is approved by a majority of the Continuing Directors and the Continuing Directors constitute a majority of the directors then in office. After the Distribution Date, the provisions of the Rights Agreement may be amended by resolution of the Company's Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or its affiliates or associates), or to shorten or lengthen any time

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         period under the Rights  Agreement;  provided  that,  following a
Stock Acquisition Date, such resolution is approved by a majority of the Continuing Directors and the Continuing Directors constitute a majority of the directors then in office; and provided further, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

         A copy of the Rights Agreement, which includes as Exhibit B the form of Rights Certificate, is filed as an Exhibit hereto. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Completion of Split Off of the Company by Lockheed Martin Corporation

         On October  21,  1996,  Lockheed  Martin  Corporation  and the
Company jointly announced the successful completion of the split off of the
Company from Lockheed  Martin   Corporation.   A  copy  of  the  press  release
making such announcement is filed herewith as an Exhibit hereto, and the information contained in such press release is incorporated hereby by reference in its entirety.

Effectiveness of Anti-takeover Amendments to Charter and Bylaws

         Effective on October 21, 1996, various amendments to the Articles of Incorporation and Bylaws of the Company that were approved at the Special Meeting of Shareholders held on September 27, 1996 became effective. The purposes and effects of such amendments are described in the Company's Proxy Statement dated August 28, 1996 (the "Proxy Statement"), which information is incorporated herein by this reference in its entirety. A copy of the Restated Articles of Incorporation and Bylaws of the Corporation is filed as an Exhibit hereto. Copies of the Proxy Statement are available free of charge from the Company.

Release of Third Quarter Earnings Results

         On October 21, 1996, the Company issued a press release announcing financial results for the third quarter and nine months ended September 30, 1996. A copy of the press release making such announcement is filed herewith as an Exhibit hereto, and the information contained in such press release is incorporated hereby by reference in its entirety.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of businesses acquired:  None.

         (b)  Pro Forma financial information:  None.



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         (c)  Exhibits:

                  3.1         Restated Articles of Incorporation of the Company

                  3.2 Articles of Amendment of the Company with respect to the Junior Participating Class A Preferred Stock

                  3.3         Restated Bylaws of the Company

                  4.1 Rights Agreement, dated as of October 21, 1996, between Martin Marietta Materials, Inc. and First Union National Bank of North Carolina (incorporated by reference to Exhibit 1 to the Martin Marietta Materials, Inc. registration statement on Form 8-A filed with the Securities and Exchange Commission on October 21, 1996)

                  99.1        Press  Release  of  Martin  Marietta   Materials,
                              Inc., dated October 21, 1996, announcing completion of exchange offer

                  99.2        Press  Release  of  Martin  Marietta   Materials,
                              Inc., dated October 21, 1996, announcing third quarter earnings results





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                MARTIN MARIETTA MATERIALS, INC.



                                                /s/ Bruce A. Deerson
                                                Name:  Bruce A. Deerson
                                                Title:   Vice President and
                                                          General Counsel

October  25, 1996







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                                  EXHIBIT INDEX

Exhibit

3.1      Restated Articles of Incorporation of the Company

3.2 Articles of Amendment of the Company with respect to the Junior Participating Class A Preferred Stock

3.3      Restated Bylaws of the Company

99.1 Press Release of Martin Marietta Materials, Inc., dated October 21, 1996, announcing completion of exchange offer

99.2 Press Release of Martin Marietta Materials, Inc., dated October 21, 1996, announcing third quarter earnings results